Exhibit 4.2

MOTRICITY, INC.

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

October 15,2007

TABLE OF CONTENTS

SECTION 1 - Definitions		1

1.1.	Certificate	1
1.2.	Commission	2
1.3.	Common Shares	2
1.4.	Common Stock	2
1.5.	Common Stockholder	2
1.6.	Exchange Act	2
1.7.	Holder	2
1.8.	Initiating Holders	2
1.9.	Investor	2
1.10.	M7 Investor	3
1.11.	Permitted Assignee	3
1.12.	Person	3
1.13.	Preferred Shares	3
1.14.	Registrable Securities	3
1.15.	Register; Registered; Registration	3
1.16.	Registration Expenses	3
1.17.	Rule 144	3
1.18.	Rule 145	4
1.19.	Securities Act	4
1.20.	Selling Expenses	4
1.21.	Series A Preferred Stock	4
1.22.	Series B Preferred Stock	4
1.23.	Series C Preferred Stock	4
1.24.	Series D Preferred Stock	4
1.25.	Series D1 Preferred Stock	4
1.26.	Series E Preferred Stock	4
1.27.	Series F Preferred Stock	4
1.28.	Series G Preferred Stock	4
1.29.	Series H Preferred Stock	5
1.30.	Series I Preferred Stock	5
1.31.	Stockholders’ Agreement	5

SECTION 2 - Registration Rights		5

2.1.	Requested Registration	5
2.2.	Underwriting of Requested Registration	6
2.3.	Withdrawal from Requested Registration	7
2.4.	Company Registration	7
2.5.	Underwriting of Company Registration	8
2.6.	Withdrawal from Company Registration	8
2.7.	Expenses of Registration	9
2.8.	Registration Procedures	9

2.9.	Indemnification	11
2.10.	Information by Holders and Common Stockholders	13
2.11.	Rule 144 Reporting	13
2.12.	Market Stand-off Agreement	14
2.13.	Form S-3	14
2.14.	Transfer of Registration Rights	15
2.15.	Termination of Registration Rights	16
2.16.	Subsequent Registration Rights	16

SECTION 3 - Miscellaneous		16

3.1.	Governing Law	16
3.2.	Successors and Assigns	17
3.3.	Entire Agreement; Amendment and Waiver	17
3.4.	Invalidity	17
3.5.	Notices	18
3.6.	Captions	18
3.7.	Counterparts	18
3.8.	Restrictive Legends	18

SCHEDULES

A	Schedule of Stockholders

B	Schedule of Existing Investors

C	Schedule of New Investors

D	Schedule of M7 Investors

E	Schedule of Notice Addresses

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of October 15, 2007, by and among MOTRICITY, INC., a Delaware corporation (the “Company”), the Persons listed on Schedule A attached hereto and made a part hereof (the “Stockholders”), the Persons listed on Schedule B attached hereto and made a part hereof (the “Existing Investors”), the Persons listed on Schedule C attached hereto and made a part hereof (the “New Investors”), M7 Networks Inc., a Delaware corporation (“M7” and, together with the Existing Investors and New Investors, the “Investors”), Ryan K. Wuerch and Judson S. Bowman. Upon a distribution of Series D1 Preferred (as defined below) by M7 to any M7 Investor (as defined below) in accordance with the terms and conditions set forth in Section 2.14 below, such M7 Investor shall become a party to this Agreement and thereafter be deemed an “Investor.”

R E C I T A L S

WHEREAS, the Company, the Stockholders, the Existing Investors and M7 are parties to that certain Amended and Restated Registration Rights Agreement, dated as of February 23, 2007 (the “Original Rights Agreement”); and

WHEREAS, the signatories to this Agreement collectively own a majority of the “Registrable Securities” as such term is defined in the Original Rights Agreement; and

WHEREAS, the signatories to this Agreement collectively own a majority of the “Series D1 Preferred Stock,” “Series E Preferred Stock,” “Series F Preferred Stock,” “Series G Preferred Stock” and “Series H Preferred Stock” (calculated on an as converted to Common Stock basis) as such terms are defined in the Original Rights Agreement; and

WHEREAS, in connection with the proposed sale of shares of the Company’s Series I Preferred Stock to the New Investors, the Company and the signatories to this Agreement desire to amend and restate the Original Rights Agreement by adopting this Agreement; and

WHEREAS, in connection with the amendment and restatement of this Agreement, Messrs. Wuerch and Bowman have agreed to terminate certain registration rights granted to them under the Original Rights Agreement.

NOW, THEREFORE, in consideration of the premises, which are incorporated into and made a part of this Agreement, and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Rights Agreement is amended and restated in its entirety as follows:

SECTION 1 - Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

1.1. Certificate. “Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware, as the same may be amended, supplemented or restated from time to time.

1.2. Commission. “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.3. Common Shares. “Common Shares” means (i) shares of Common Stock acquired by a Stockholder on or before June 30, 2005 and (ii) shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange or replacement of, the shares referred to in clause (i) above; provided, however, that Common Shares shall not include shares of Common Stock which have previously been registered or which have been sold to the public pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement were not transferred.

1.4. Common Stock. “Common Stock” shall mean shares of the Company’s common stock, $0.001 par value per share.

1.5. Common Stockholder. “Common Stockholder” shall mean any Stockholder who holds Common Shares and any holder of Common Shares to whom the registration rights conferred by this Agreement have been transferred in accordance with Section 2.14 below.

1.6. Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as shall be in effect from time to time.

1.7. Holder. “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in accordance with Section 2.14 below.

1.8. Initiating Holders. “Initiating Holders” shall mean (i) with respect to a registration request pursuant to Section 2.1, any Holder or Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Registrable Securities or (ii) with respect to a registration request pursuant to Section 2.13, any Holder or Holders of the then outstanding Registrable Securities.

1.9. Investor. “Investor” shall mean any Person who is an Existing Investor, New Investor, M7 (for so long as M7 holds Registrable Securities) and any M7 Investor to whom registration rights conferred by this Agreement have been transferred in accordance with Section 2.14 below.

1.10. M7 Investor. “M7 Investor” means any Person who was a creditor or stockholder of M7 on July 8, 2005, and whose name is set forth on Schedule D attached hereto, and any Person who would qualify as a Permitted Assignee of any such stockholder.

1.11 . Permitted Assignee. “Permitted Assignee” means a Permissible Transferee as such term is defined in Section 3 of the Stockholders’ Agreement except that as used in the Stockholders’ Agreement the term (a) Shares shall mean shares of the capital stock of M7, (b) Stockholder shall mean a stockholder of M7 and (c) Company shall mean M7.

1.12. Person. “Person” shall mean any natural person, corporation, limited liability company, partnership, joint venture, association, trust, estate or other entity, whether domestic or foreign.

1.13. Preferred Shares. “Preferred Shares” shall mean shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock.

1.14. Registrable Securities. “Registrable Securities” means (i) shares of Common Stock acquired by an Investor, (ii) shares of Common Stock issued or issuable pursuant to the conversion or redemption of Preferred Shares, and (iii) shares of Common Stock issued as a dividend or other distribution with respect to or in exchange or replacement of the shares referred to in clauses (i) and (ii) above; provided, however, that Registrable Securities shall not include shares of Common Stock which have previously been registered or which have been sold to the public pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement were not transferred.

1.15. Register; Registered; Registration. The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

1.16. Registration Expenses. “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration and reasonable legal fees and expenses of a single counsel for the selling stockholders (which legal fees and expenses shall not exceed $20,000 for any single registration) but shall not include Selling Expenses or the compensation of regular employees of the Company, which shall be paid in any event by the Company.

1.17. Rule 144. “Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.18. Rule 145. “Rule 145” shall mean Rule 145 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.19. Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as shall be in effect from time to time.

1.20. Selling Expenses. “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities or Common Shares and fees and expenses of counsel for any selling stockholders (other than fees and expenses of counsel included in Registration Expenses).

1.21. Series A Preferred Stock. “Series A Preferred Stock” shall mean the Company’s Series A Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.22. Series B Preferred Stock. “Series B Preferred Stock” shall mean the Company’s Series B Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.23. Series C Preferred Stock. “Series C Preferred Stock” shall mean the Company’s Series C Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.24. Series D Preferred Stock. “Series D Preferred Stock” shall mean the Company’s Series D Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.25. Series D1 Preferred Stock. “Series D1 Preferred Stock” shall mean the Company’s Series D1 Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.26. Series E Preferred Stock. “Series E Preferred Stock” shall mean the Company’s Series E Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.27. Series F Preferred Stock. “Series F Preferred Stock” shall mean the Company’s Series F Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.28. Series G Preferred Stock. “Series G Preferred Stock” shall mean the Company’s Series G Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.29. Series H Preferred Stock. “Series H Preferred Stock” shall mean the Company’s Series H Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.30. Series I Preferred Stock. “Series I Preferred Stock” shall mean the Company’s Series I Preferred Stock, $0.001 par value per share, which has the rights, preferences and privileges set forth in the Certificate.

1.31. Stockholders’ Agreement. “Stockholders’ Agreement” shall mean that certain Amended and Restated Stockholders’ Agreement, dated on even date hereof, by and among the Company and certain of its stockholders.

SECTION 2 - Registration Rights.

2.1. Requested Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to Registrable Securities then outstanding having anticipated aggregate proceeds equal to or exceeding Ten Million Dollars ($10,000,000), net of underwriting discounts and expenses associated with the registration and offering, the Company will:

(a) Promptly give written notice of the proposed registration (including whether the proposed registration is to be underwritten) to all other Holders and the Common Stockholders; and

(b) As soon as reasonably practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate materials to assure compliance with the Securities Act) and take such actions as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities and Common Shares as are specified in a written request or requests received by the Company from any Holder or Common Stockholder within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1:

(i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) Until the earlier to occur of April 30, 2009 or the one hundred eightieth day next following the effective date of the first registration statement pertaining to an initial offering of any of the equity securities of the Company to the general public;

(iii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iv) After the Company has initiated two (2) registrations pursuant to this Section 2.1 (counting for this purpose only (A) a registration that has been declared or ordered effective and pursuant to which securities have been sold or (B) a registration that has been withdrawn by the Initiating Holders and with respect to which such Initiating Holders have elected not to bear the Registration Expenses pursuant to Section 2.7 and would, absent such election, have been required to bear such expenses); or

(v) If the shares of Registrable Securities proposed to be disposed of by the Initiating Holders may be immediately registered on Form S-3 pursuant to a request made in accordance with Section 2.13.

If the Company shall furnish to the Initiating Holders requesting registration pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than once in any twelve-month period.

2.2. Underwriting of Requested Registration. If a registration requested by the Initiating Holders pursuant to Section 2.1 or 2.13 is for a registered public offering involving an underwriting, the right of any Holder or Common Stockholder to participate in such registration shall be conditioned upon such Holder’s or Common Stockholder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities or Common Stockholder’s Common Shares in the underwriting to the extent provided herein. In such event, the Company shall (together with all Holders and Common Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, the underwriter may exclude some of the Registrable Securities and some or all of the Common Shares from such registration and underwriting. The Initiating Holders shall promptly deliver written notice of the limitation to the Company and the Company shall so advise all Holders and Common Stockholders (except those Holders and Common Stockholders who have indicated to the Company their decision not to distribute any of their Registrable Securities or Common Shares through such underwriting), and the number of shares that may be included in the registration and underwriting shall be allocated (i) first, to the Holders in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities requested to be registered in the registration, (ii) second, to the Company for shares being sold for its own account, (iii) third, to the Common Stockholders in proportion, as nearly as practicable, to the respective number of Common Shares requested to be registered in the registration, and (iv) thereafter, to other stockholders of the Company for their own account in any manner determined by the Company. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. In no event shall the number of Registrable Securities included in the underwriting for the account of the Holders be reduced on the basis of marketing considerations until all shares held by other stockholders, all Common Shares held by Common Stockholders and all shares being sold for the account of the Company have been withdrawn from the underwriting.

2.3. Withdrawal from Requested Registration. If any Holder or Common Stockholder disapproves of the terms of a proposed underwriting in connection with a registration requested pursuant to Section 2.1 or 2.13, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and Common Shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such securities a greater number of Registrable Securities or Common Shares may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall offer to all Holders and/or Common Stockholders who have included Registrable Securities or Common Shares in the registration the right to include additional Registrable Securities or Common Shares in the registration in an aggregate amount equal to the number of shares withdrawn, with such shares to be allocated among such Holders and/or Common Stockholders in accordance with the provisions of Section 2.2.

2.4. Company Registration. If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction or a registration on any registration form which does not permit secondary sales, the Company will:

(a) Promptly give to each Holder and Common Stockholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws, the proposed price or range of prices at which such Common Stock is expected to be offered, the proposed date of the transaction and the name of the proposed underwriter, if any); and

(b) Use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities and Common Shares specified in a written request or requests received by the Company from any Holder or Common Stockholder within twenty (20) days after the written notice described in Section 2.4(a) is given by the Company.

2.5. Underwriting of Company Registration. If the registration of which the Company gives notice under Section 2.4(a) is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Common Stockholders as a part of the written notice given pursuant to Section 2.4(a). In such event, the right of any Holder or Common Stockholder to registration pursuant to Section 2.4 shall be conditioned upon the Holder’s or Common Stockholder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities or Common Stockholder’s Common Shares in the underwriting to the extent provided herein. All Holders and Common Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities and/or Common Shares from such registration and underwriting. The Company shall so advise all Holders and Common Stockholders (except those Holders and Common Stockholders who have indicated to the Company their decision not to distribute any of their Registrable Securities or Common Shares through such underwriting), and the number of shares that may be included in the registration and underwriting shall be allocated (i) first, to the Company for shares being sold for its own account, (ii) second, to the Holders in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities requested to be registered in the registration, (iii) third, to the Common Stockholders in proportion, as nearly as practicable, to the respective amounts of Common Shares requested to be registered in the registration, and (iv), thereafter, to other stockholders of the Company for their own account in any manner determined by the Company. Notwithstanding any other provision of this Agreement to the contrary, no reduction due to marketing factors shall (A) reduce the number of shares included in the underwriting for the account of the Company except as set forth in subclause (B) of this sentence or (B) reduce the number of Registrable Securities included in the underwriting below twenty percent (20%) of the total shares included in the underwriting, unless such underwriting is the Company’s first offering of equity securities to the general public (other than an offering relating solely to employee benefit plans, a Rule 145 transaction or an offering registered on a registration form which does not permit secondary sales) in which case any or all of the Registrable Securities may be excluded from such underwriting. No Registrable Securities, Common Shares or other shares excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

2.6. Withdrawal from Company Registration. If any Holder, Common Stockholder or other stockholder disapproves of the terms of any underwriting in connection with a registration pursuant to Section 2.4, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities, Common Shares and/or other shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares a greater number of Registrable Securities, Common Shares or other shares may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders, Common Stockholders and other stockholders who have included Registrable Securities, Common Shares or other shares in the registration the right to include additional Registrable Securities, Common Shares or other shares in the registration in an aggregate amount equal to the number of shares withdrawn, with such shares to be allocated among such Holders, Common Stockholders and other stockholders in accordance with the provisions of Section 2.5.

2.7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1, 2.4 and 2.13 shall be borne by the Company; provided, however, that if the Initiating Holders elect to bear the Registration Expenses for any registration proceeding begun pursuant to Section 2.1 or 2.13 and subsequently withdrawn by such Initiating Holders, such registration proceeding shall not be counted as a requested registration pursuant to Section 2.1 or 2.13. In the event that a withdrawal by the Initiating Holders is based upon material adverse information relating to the Company (but specifically excluding market or industry conditions generally) which is different from the information known or available (whether from the Company or otherwise) to the Initiating Holders requesting registration at the time of their request for such registration pursuant to Section 2.1 or 2.13, such registration shall not be treated as a counted registration for purposes of Section 2.1 or 2.13, even though such Initiating Holders do not bear the Registration Expenses for such registration. All Selling Expenses incurred in connection with any registration hereunder shall be borne by the holders of the securities so registered, pro-rata on the basis of the number of shares so registered on their behalf.

2.8. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder and Common Stockholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will use its best efforts to:

(a) Keep such registration, qualification or compliance effective for a period of one hundred eighty (180) days or until the Holders and Common Stockholders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holders and Common Stockholders refrain from selling any shares included in such registration at the request of an underwriter of the Company; and (ii) in the case of any registration of Registrable Securities and Common Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities and Common Shares are sold, however in no event longer than one year from the effective date of the registration statement and provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Furnish such number of prospectuses and other documents incident thereto, including any amendment or supplement to the prospectus, as any Holder or Common Stockholder from time to time may reasonably request;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(d) Notify each seller of Registrable Securities and Common Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(e) Cause all such Registrable Securities and Common Shares registered pursuant to this Section 2 to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f) Provide a transfer agent and registrar for all Registrable Securities and Common Shares registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities and Common Shares, in each case not later than the effective date of such registration;

(g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

(h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 or 2.13, the Company will enter into an underwriting agreement in the from reasonably necessary to effect the offer and sale of shares of the Company’s Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

2.9. Indemnification. The Company will indemnify each Holder and Common Stockholder, each of their respective officers, directors, managers, partners, legal counsel and accountants, and each person controlling such Holder or Common Stockholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will hold harmless each such Holder and Common Stockholder, each of its officers, directors, managers, partners, legal counsel, and accountants and each person controlling such Holder or Common Stockholder, each such underwriter and each person who controls any such underwriter, from and against any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or Common Stockholder or its officers, directors, managers, partners, legal counsel or control persons or by any underwriter or any person who controls such underwriter, and stated to be specifically for use in such registration statement, prospectus, offering circular or other document.

(a) Each Holder or Common Stockholder will, severally and not jointly, if shares of Common Stock, Registrable Securities or Common Shares held by such Holder or Common Stockholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and independent accountants, each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder and Common Stockholder, as the case may be, each of its officers, directors, managers and partners and each person controlling each such other Holder or Common Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will hold harmless the Company, each other such Holder and Common Stockholder, as the case may be, such directors, officers, managers, partners, legal counsel, independent accountants, underwriters and control persons from and against any legal or any other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or Common Stockholder and stated to be specifically for use therein; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein; further, provided that the obligations of each such Common Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Common Stockholder of Common Shares sold as contemplated herein.

(b) Each party entitled to indemnification under this Section 2.9 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party’s own expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 2.9 only to the extent that such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. The Indemnifying Party shall not be liable under this Section 2.9 for amounts paid in settlement of any claim or litigation covered hereby if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(c) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and the opportunity to correct or prevent such statement or omission. The liability of any Holder for contribution hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein and the liability of any Common Stockholder for contribution hereunder shall be limited to an amount equal to the net proceeds to such Common Stockholder of Common Shares sold as contemplated herein.

(d) Notwithstanding the foregoing, to the extent that the provisions concerning indemnification and contributions contained in any underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

2.10. Information by Holders and Common Stockholders. Any Holder of Registrable Securities and any Common Stockholder holding Common Shares included in any registration shall furnish to the Company such information regarding such Holder or Common Stockholder and the distribution proposed by them as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

2.11. Rule 144 Reporting. To make available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (as that term is defined in Rule 144) to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its equity securities to the general public so long as the Common Stock of the Company is registered under the Exchange Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements so long as the Common Stock of the Company is registered under the Exchange Act;

(c) So long as any Holder owns any Restricted Securities (as that term is defined in Rule 144), furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public so long as the Common Stock of the Company is registered under the Exchange Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements so long as the

Common Stock of the Company is registered under the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company as such Holder or Common Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder or Common Stockholder to sell any such securities without registration.

2.12. Market Stand-off Agreement. If so requested by the Company and an underwriter, each Holder and Common Stockholder agrees not to sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by it or him (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement filed by the Company under the Securities Act, provided that (i) such agreement shall apply only to the first such registration statement of the Company including equity securities to be sold on its behalf to the public in an underwritten initial public offering and (ii) all officers and directors of the Company and all other holders of at least one percent (1%) of the Company’s then outstanding voting securities enter into similar agreements. In the event that the Company and an underwriter release any security holder of the Company from the restrictions set forth in the preceding sentence (or substantially comparable restrictions set forth in any other agreement), then all Holders and Common Stockholders shall be released from such restrictions to the same extent and at the same time. The Company shall use its reasonable best efforts to ensure that all shares of the Company’s capital stock issued after the date hereof shall be subject to a market standoff provision at least as restrictive as this Section 2.12. The obligations described in this Section 2.12 shall not apply to any registration relating solely to employee benefit plans or Rule 145 transactions. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

2.13. Form S-3. The Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act within three (3) months following the effective date of the first registration of any equity securities of the Company under the Securities Act. After the Company has qualified for the use of Form S-3, Holders shall have the right to request registrations on Form S-3 under this Section 2.13, provided that the Company shall not be required to effect a registration pursuant to this Section 2.13 unless the Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least Ten Million Dollars ($10,000,000) and provided further that:

(a) The Company shall not be obligated to take any action to effect a registration pursuant to this Section 2.13 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; and

(b) If the Company shall furnish to the Holders requesting registration pursuant to this Section 2.13 a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than once in any twelve-month period; and

(c) After the Company has initiated two (2) registrations pursuant to this Section 2.13 (counting for this purpose only (A) a registration that has been declared or ordered effective and pursuant to which securities have been sold or (B) a registration that has been withdrawn by Holders and with respect to which such Holders have elected not to bear the Registration Expenses pursuant to Section 2.7 and would, absent such election, have been required to bear such expenses) in any twelve-month period.

The Holders requesting registration under this Section 2.13 shall make such request in writing to the Company and shall state in such request the number of Registrable Securities to be disposed of and the intended method of distribution of such Registrable Securities by such Holders. The Company shall give notice to all Holders holding Registrable Securities and Common Stockholders holding Common Shares of the receipt of a request for registration pursuant to this Section 2.13 and shall provide a reasonable opportunity for other Holders and Common Stockholders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all Registrable Securities and Common Shares on Form S-3 to the extent requested by any Holder or Common Stockholder after the Company has become eligible to file on Form S-3.

2.14. Transfer of Registration Rights. The rights to cause the Company to register securities granted under this Section 2 may be assigned or otherwise conveyed by (i) a Holder to a Person who is a subsidiary, parent, general partner, limited partner, retired partner, member, retired member or affiliate of, or any entity under common investment management with, such Holder, (ii) a Common Stockholder to a Person who is a spouse or direct lineal descendant or ancestor of such Common Stockholder, a trust established for the benefit of such Common Stockholder or a Person who is a spouse or direct lineal descendant or ancestor of such Common Stockholder or a Person that is an entity and all of whose partners, members or stockholders are limited to such Common Stockholder or a spouse or direct lineal descendant or ancestor of such Common Stockholder, (iii) a Holder or Common Stockholder to a transferee or assignee only in a transaction in which not less than 100,000 shares of Registrable Securities or 100,000 Common Shares, as the case may be (as adjusted for stock splits, combinations, dividends, recapitalizations and the like), are transferred and which complies with the requirements of the Securities Act and all applicable state securities laws or (iv) M7 to an M7 Investor in connection with a distribution of Series D1 Preferred by M7 to such M7 Investor; provided in each case, that the Company is given prior written notice of such transfer stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further, that the transferee or assignee delivers to the Company a written agreement assuming the obligations of the transferor under this Agreement or a counterpart signature page in the form attached hereto as Exhibit A or Exhibit B, as applicable.

2.15. Termination of Registration Rights. A Holder’s or Common Stockholder’s registration rights shall expire (a) seven (7) years following the closing of the first registered public offering of Common Stock or (b) such earlier time after the first registered public offering of Common Stock at which (i) such Holder or Common Stockholder can sell all shares held by it in compliance with Rule 144(k) or (ii) such Holder or Common Stockholder holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder or Common Stockholder (together with any Affiliate of the Holder or Common Stockholder with whom such Holder or Common Stockholder must aggregate its sales under Rule 144) can be sold in any and all three (3)-month periods without registration in compliance with Rule 144.

2.16. Subsequent Registration Rights. Except as set forth in the following sentence, the Company shall not grant to any current or future stockholder any rights to register shares of the Company’s capital stock under the Securities Act or any applicable state securities laws without the prior written consent of the Holders holding a majority of the outstanding Registrable Securities (excluding shares of Common Stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock). The Company shall have the authority to grant rights equivalent to those granted to the Investors under this Agreement to the holders of Common Stock issued or issuable (i) in connection with any lease, loan, line of credit or similar credit financing from an institutional lender or lessor which is approved by the Company’s Board of Directors, (ii) to customers, vendors or other parties engaging in strategic transactions with the Company which are approved by the Company’s Board of Directors, and (iii) to any person or entity who purchases shares of Series I Preferred Stock; provided, that any party receiving such rights shall acknowledge that it is bound by the terms and conditions of this Agreement. After the grant of such rights, the parties receiving such rights shall be treated as Investors, and the securities held by such parties shall be treated as Registrable Securities, for all purposes under this Agreement including the giving of notices and the solicitation of consents. The Company may update Schedules B and E of this Agreement to include information concerning parties granted rights pursuant to this Section 2.16.

SECTION 3 - Miscellaneous.

3.1. Governing Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements entered into and performed within such State, but without reference to the conflicts of law rules of such State.

3.2. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.3. Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes and renders null and void any and all other prior oral or written agreements, understandings, or commitments pertaining to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Holders holding a majority of the then outstanding Registrable Securities, and any such amendment, waiver, discharge or termination shall be binding on all Investors, Holders and Common Stockholders and transferees thereof. Notwithstanding the foregoing, no amendment or modification of this Agreement which would materially adversely impact the rights and obligations of the Holders or Common Stockholders as a class, as opposed to all Holders and all Common Stockholders, shall be effective unless Holders holding a majority of the then outstanding Registrable Securities, or Common Stockholders holding a majority of the then outstanding Common Shares, as the case may be, approves such amendment or modification. Furthermore, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except with the express written consent of the holders of a majority of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock (voting together as a single class and not as separate series, and on an as converted to Common Stock basis). Notwithstanding the foregoing, no amendment, modification or waiver of this Agreement which would materially adversely impact the rights and privileges of a single series of stock, as opposed to all series of stock shall be effective unless the holders of a majority of the outstanding shares of such series, voting as a separate class, consents in writing to such amendment or modification. The failure of any party to this Agreement to insist upon the strict performance of any of the terms, conditions or provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or any condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party. No waiver by either party of any provision or condition of this Agreement to be performed shall be deemed a waiver of similar or dissimilar provisions and conditions at the same time or any prior or subsequent time.

3.4. Invalidity. Should any part of this Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

3.5. Notices. Any notices required to be delivered under this Agreement shall be in writing and sent to the address(es) or facsimile number(s) set forth on Schedule E attached hereto or on the appropriate Counterpart Signature Page. Any such notice shall be effective: (i) if given by mail, 72 hours after such notice is deposited in the United States mail, for delivery by certified or registered mail, return receipt requested, with appropriate first class postage prepaid; (ii) if given by overnight courier, upon delivery of such notice as evidenced by the records of such overnight courier; (iii) if given by facsimile, upon receipt of a written confirmation from the sending facsimile machine that such facsimile has been transmitted; or (iv) if given by any other means, when such notice is actually delivered. Any party may change its address for notice purposes by giving written notice of such change as set forth herein.

3.6. Captions. The captions contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

3.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together, shall constitute one and the same instrument. Investors shall execute a counterpart in the form of Exhibit A attached hereto, and Stockholders shall execute a counterpart in the form of Exhibit B attached hereto.

3.8. Restrictive Legends.

(a) Each certificate representing Preferred Shares and Common Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UPON THE OCCURRENCE OF CERTAIN EVENTS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF OCTOBER [    ], 2007 BY AND BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF SUCH SHARES. THE SECRETARY OF THE ISSUER WILL FURNISH TO ANY HOLDER OF RECORD A COPY OF SUCH AGREEMENT WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.

(b) Each certificate representing Preferred Shares and Common Shares shall also bear any legend required by any applicable federal or state securities law or by any other agreement to which the holder thereof is a party or by which the holder thereof is bound.

IN WITNESS WHEREOF, this Amended and Restated Registration Rights Agreement has been executed on the date first above written.

MOTRICITY, INC.:

By:	/s/ Ryan K. Wuerch
Name:	Ryan K. Wuerch
Title:	Chief Executive Officer

RYAN K. WUERCH:

/S/ RYAN K. WUERCH

JUDSON S. BOWMAN:

/S/ JUDSON S. BOWMAN

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Advanced Equities Investments XXV, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Advanced Equities Investments XXVI, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Advanced Equities Investments XXXV, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Advanced Equities Triangle Acquisition I, LLC
Investor Name

By:	/s/ Keith Danbenspeck

Name:	Keith Danbenspeck

Title:	Managing Member

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Advanced Equities Triangle Acquisition II, LLC
Investor Name

By:	/s/ Keith Danbenspeck

Name:	Keith Danbenspeck

Title:	Managing Member

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI 2006 Venture Investments I, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI 2006 Venture Investments II, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI 2006 Venture Investments III, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI 2006 Venture Investments IV, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI Eastern Investments I, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI Eastern Investments II, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI Eastern Investments III, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI Eastern Investments IV, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

AEI Trilogy Fund, LLC
Stockholder Name

By:	/s/ Keith Daubenspeck

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

The Atlantis Group LLC
Stockholder Name

By:	/s/ Roberta B. Hardy

Name:	Roberta B Hardy

Title:	Chairperson

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Stockholder Name

By:	/s/ Judson S. Bowman

Name:	Judson S. Bowman

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Nathaniel Taylor Brockman
Stockholder Name

By:	/s/ Nathaniel Taylor Brockman

Name:	Nathaniel Taylor Brockman

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October 5, 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5 day of October, 2007.

Capital Ventures International
by: Heights Capital Management, Inc.
its authorized agent
Stockholder Name

By:	/s/ Martin Kobinger

Name:	Martin Kobinger

Title:	Investment Manager

Address:	c/o Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111

Facsimile:	415-403-6525

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

CRS Fund, LTD
Investor Name

By:	/s/ Robert Nisi

Name:	Robert Nisi

Title:	COO/PARTNER

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

CYRUS OPPORTUNITIES MASTER FUND II, LTD
Investor Name

By:	/s/ Robert Nisi

Name:	Robert Nisi

Title:	COO/PARTNER

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

ENTERPRISE PARTNERS V, L.P.
Stockholder Name

By:	/s/ CARL J. EIBL

Name:	CARL J. EIBL

Title:	MANAGING DIRECTOR

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

GLYNN PARTNERS, L.P.
Stockholder Name

By:	/s/ John W. Glynn

Name:	John W. Glynn

Title:	managing director

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

GLYNN VENTURES V, L.P.
Stockholder Name

By:	/s/ John W. Glynn

Name:	John W. Glynn

Title:	managing director

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

GLYNN VENTURES VI, L.P.
Stockholder Name

By:	/s/ John W. Glynn

Name:	John W. Glynn

Title:	managing director

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5 day of Oct, 2007.

HS Partners Holdings, LP
Stockholder Name

By:	/s/ Michael Schulman

Name:	Michael Schulman

Title:	Manager

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5 day of October, 2007.

Brett Icahn
Stockholder Name

By:	/s/ Brett Icahn

Name:	Brett Icahn

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

KOALA HOLDING LP, by KOALA HOLDING GP Corp, its general partner
Investor Name

By:	/s/ Keith Cozza

Name:	Keith Cozza

Title:	Treasurer

Address:	c/o Icahn Associates Corp

767 5th Ave, NY, NY 10153

Facsimile:	646-367-4550

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                 , 2007.

Stockholder Name

MASSEY BURCH VENTURE FUND II, L.P.
BY:	MB PARTNERS II, L.P., its General Partner	By:

BY	/s/ William F. Earthman, III	Name:
General Partner
Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

MO MO, LLC
Investor Name

By:	/s/ Cliff Benson Jr.

Name:	Cliff Benson Jr.

Title:	Manager

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Moto C LLC
Stockholder Name

By:	/s/ Michael E. Luce

Name:	Michael E. Luce

Title:	Manager

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

New Enterprise Associates 10, Limited Partnership
NEA Partners 10, Limited Partnership
Its General Partner
Stockholder Name

By:	/s/ Eugene A. Trenor, III

Name:	Eugene A. Trenor, III

Title:	General Partner

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5TH day of October, 2007.

New Gadgets, LLC
Stockholder Name

By:	/s/ Michael Reagan

Name:	Michael Reagan

Title:	Member

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5 day of Oct, 2007.

Noro-Moseley Partners IV, L.P.
Stockholder Name

By:	/s/ Charles Moseley

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5 day of Oct., 2007.

Noro-Moseley Partners IV-B, L.P.
Stockholder Name

By:	/s/ Charles Moseley

Name:

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

The Peierls Foundation Inc.
Investor Name

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	President

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October 5th, 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

Brian Eliot Peierls
Investor Name

By:	/s/ Brian Eliot Peierls

Name:	Brian Eliot Peierls

Title:	Investor

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

E. Jeffrey Peierls
Investor Name

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	Investor

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

U.D. Ethel F. Peierls Charitable Lead Trust
Investor Name

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	Trustee

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

U.D. J.N. Peierls For B.E. Peierls
Investor Name

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	Trustee

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

U.D. J.N. Peierls For E.J. Peierls
Investor Name

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	Trustee

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of Oct, 2007.

BARBARA RAYNOR
Stockholder Name

By:	/s/ Barbara Raynor

Name:	Barbara Raynor

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October 8th, 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 8 day of October, 2007.

Sandler Co. Investment Partners L.P.
Investor Name

By:	/s/ Moira Mitchell

Name:	Moira Mitchell

Title:	President MJDM Corp, a general partner

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

DOUGLAS A. SMITH
Investor Name

By:	/s/ Douglas A. Smith

Name:	DOUGLAS A. SMITH

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Solidus Company, LP
Stockholder Name

By:	/s/ E. Townes Duncan

Name:	E. Townes Duncan

Title:	Managing Partner

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Stockholder Name

By:	/s/ Norma C. Southard

Name:	NORMA C. SOUTHARD

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

TCV V, L.P.
TCV Member Fund, L.P.
Stockholder Name

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky

Title:	Attorney in Fact

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 6 day of October, 2007.

Toronto Angel Group Motricity Holdings LP
Investor Name

By:	/s/ Greg Edwards Management Inc

Name:	Greg Edwards

Title:	President

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

Tri-State Investment Group III, LLC
Stockholder Name

By:	/s/ Stephen Clossick

Name:	Stephen Clossick

Title:	Administrator

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 5th day of October, 2007.

Tri-State Investment Group IV, LLC
Stockholder Name

By:	/s/ Stephen Clossick

Name:	Stephen Clossick

Title:	Administrator

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Investor Name

By:	/s/ Valaree A. Wahler

Name:

Title:

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

WAKEFIELD GROUP
Stockholder Name

By:	/s/ Steve Nelson

Name:	Steve Nelson

Title:	Managing Director

Address:

Facsimile:

EXHIBIT B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

STOCKHOLDER COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Stockholder acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Robert Whittle
Stockholder Name

By:	/s/ Robert Whittle

Name:	Robert Whittle

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this     day of                     , 2007.

Winton Capital Holdings Ltd.
Investor Name

By:	/s/ A. Meade

Name:	A. Meade

Title:	Director

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Investor Name

By:

Name:	Ryan K. Wuerch

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this      day of                     , 2007.

Investor Name

By:	Shawntel Wuerch

Name:

Title:

Address:

Facsimile:

EXHIBIT A

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

INVESTOR COUNTERPART SIGNATURE PAGE

By signing this Amended and Restated Registration Rights Agreement Counterpart Signature Page, the undersigned Investor acknowledges his, her or its acceptance of that certain Amended and Restated Registration Rights Agreement, dated as of October     , 2007, by and between MOTRICITY, INC., a Delaware corporation, and certain of its stockholders, and his, her or its agreement to be legally bound thereby.

Dated this 6th day of October     , 2007.

THOMAS P ZIEGLER TRUST
Investor Name

By:	/s/ THOMAS P ZIEGLER

Name:	THOMAS P ZIEGLER

Title:	TRUSTEE

Address:

Facsimile:

SCHEDULE A

SCHEDULE OF STOCKHOLDERS

N. Taylor Brockman

Steven K. Brockman

Nathan Gooden

Rob Whittle

Advanced Equities Investments XXVI, LLC

RDKC Investments II, LLC

A-1

SCHEDULE B

SCHEDULE OF EXISTING INVESTORS

Ryan K. Wuerch

Judson S. Bowman

TCV V, L.P.

TCV Member Fund, L.P.

Intel Capital Corporation

Massey Burch Venture Fund II, L.P.

New Enterprise Associates 10, Limited Partnership

NEA Ventures 2002, Limited Partnership

Noro-Moseley Partners IV L.P.

Noro-Moseley Partners IV-B L.P.

The Atlantis Group, LLC

Tri-State Investment Group III, LLC

Tri-State Investment Group IV, LLC

Wakefield Group III LLC

Middlefield Ventures, Inc.

Steven K. Brockman

Kenneth G. Carroll

Robert Dale

W. H. Johnson III

Charles Schwab & Co, Inc. FBO Robert Dale IRA

Norma Southard

Prova Properties, LLC

Edward Whitehorne

Shawntel Wuerch

Crom Carmichael

Shelly McClary

Kenny West

Lee Beaman

Solidus Company

Joe DeLozier

Solidus Partners, L.P.

Lucius E. Burch

E. Townes Duncan

Alfred Morris

John Morris

John F. Jacques

Mark H. Lincoln

Scott Chernoff

Scott K. Haynes

J.D. Crouch, II

Eric Harber

Maritch Services, Inc.

Nathan Miller

Jim Miller

palmOne, Inc.

Lucy Duncan Adams

Ruth Duncan Coppeans

Thomas Walker Duncan

Edward Green Duncan

James Strathmeyer

Rob Whittle

L. Steven Nelson

Randolph Associates

HS Partners Holdings, L.P.

Technology Voyage II, LLC

Technology Ventures LLC

Waveland Technology Partners, L.P.

Advanced Equities Investments XXV, LLC

Tektite Investments II, L.P.

John Chambers III

Advanced Equities Investments XXVI, LLC

RDKC Investments II, LLC

Advanced Equities Investments XXXV, LLC

AEI Eastern Investments I, LLC

AEI Eastern Investments II, LLC

Blade Ventures, LP

HS Portfolio, LP

New Gadgets, L.L.C.

Capital Ventures International

AEI Trilogy Fund, LLC

AEI 2006 Venture Investments I, LLC

AEI 2006 Venture Investments II, LLC

ATB Capital, LLC

ATB Group Ventures, LLC

AEI 2006 Venture Investments III, LLC

AEI 2006 Venture Investments IV, LLC

AEI Eastern Investments III, LLC

AEI Eastern Investments IV, LLC

ASA Opportunity Fund L.P.

Glynn Partners LP

Glynn Ventures V

Glynn Ventures VI

Madrone Investments LP

Koala Holdings, Limited Partnership

MOTO C, LLC

Brett Icahn

SCHEDULE C

SCHEDULE OF NEW INVESTORS

Thomas P. Ziegler Trust

Valaree Wahler

Sandler Co-Investment Partners, L.P.

Douglas Smith

Winton Capital Holdings, Ltd.

Advanced Equities Triangle Acquisition I, LLC

Advanced Equities Triangle Acquisition II, LLC

Toronto Angel Group Motricity Holdings LP

Mo Mo, LLC

E. Jeffrey Peierls

The Peierls Foundation Inc.

Brian Eliot Peierls

U.D. Ethel F. Peierls Charitable Lead Trust

U.D. J.N. Peierls for E.J. Peierls

U.D. J.N. Peierls for B.E. Peierls

CRS Fund, Ltd.

Cyrus Opportunities Master Fund, Ltd

C-1

SCHEDULE D

M7 INVESTORS

Enterprise Partners V, L.P.

QUALCOMM Incorporated

Sienna Limited Partnership II, L.P.

Sienna Limited Partnership III, L.P.

David Buckley

Mark Munoz

William Erickson

Avtech Portfolio, LP

Robert Conrads

GC&H Investments LLC

East Peak Advisors LLC (creditor)

Investor Growth Capital

Investor Group L.P.

Anil Chintapalli

Premal Kazi

Christine Mossmer

Srinath Yedla

David Ross

Mark Eger

Mayumi Oka

Pittard Investments LLC

Jim Collas

Richard Le Faivre

Hans Davidsson

Silicon Valley BancShares

The Promar Group

Mobile Investors LLC

Ellen Hancock

John Major

Dr. David Nagel

Dr. Donald H. Norman

John Sculley

Maynard Webb

Cooley Godward LLP

John Shuck

Tom Schmidt

Shari Buckner

Thomas Carney

Miro Copic

David Curtis

James Debello

Monica Dodds

Eliot Feldstein

Jacqueline Friedenberg

Adam Harriss

Cherie Jacobson

Travis King

Hong Li

Kalle Marsal

Agatha Martindale

Barbie Miranda-Simpauco

Helen Riley

Liya Sharif

David Wu

SCHEDULE E

SCHEDULE OF NOTICE ADDRESSES

STOCKHOLDERS

Judson S. Bowman

N. Taylor Brockman

Steven K. Brockman

Nathan Gooden

Rob Whittle

Advanced Equities Investments XXVI, LLC

RDKC Investments II, LLC

INVESTORS

TCV V, L.P.

TCV Member Fund, L.P.

Technology Crossover Ventures

Intel Capital Corporation

Massey Burch Venture Fund II, L.P.

New Enterprise Associates 10, Limited Partnership

NEA Ventures 2002, Limited Partnership

Noro-Moseley Partners IV L.P.

Noro-Moseley Partners IV-B L.P.

The Atlantis Group, LLC

Tri-State Investment Group III, LLC

Tri-State Investment Group IV, LLC

Wakefield Group III LLC

Middlefield Ventures, Inc.

Norma C. Southard

Prova Properties, LLC

W. H. Johnson III

Kenneth G. Carroll

Robert Dale

Edward Whitehorne

Charles Schwab & Co., Inc.

Shawntel Wuerch

Crom Carmichael

Shelly McClary

Lee Beaman

Solidus Company

Joe DeLozier

Solidus Partners, L.P.

Lucius E. Burch

E. Townes Duncan

Alfred Morris

John Morris

John F. Jacques

Mark H. Lincoln

Scott Chernoff

Scott K. Haynes

J.D. Crouch, II

Eric Harber

Maritch Services, Inc.

Nathan Miller

Jim Miller

palmOne, Inc.

Lucy Duncan Adams

Ruth Duncan Coppeans

Thomas Walker Duncan

Edward Green Duncan

James Strathmeyer

Kenny West

L. Steven Nelson

Randolph Associates

HS Partners Holdings, LP

Technology Voyage II, LLC

Technology Ventures LLC

Waveland Technology Partners, L.P.

Advanced Equities Investments XXV, LLC

John Chambers III

Steven K. Brockman

Rob Whittle

Advanced Equities Investments XXVI, LLC

RDKC Investments II, LLC

Advanced Equities Investments XXXV, LLC

AEI Eastern Investments I, LLC

AEI Eastern Investments II, LLC

Blade Ventures, LP

HS Portfolio, LP

New Gadgets, L.L.C.

Capital Ventures International

AEI 2006 Venture Investments III, LLC

AEI 2006 Venture Investments IV, LLC

ASA Opportunity Fund L.P.

Madrone Investments LP

AEI Trilogy Fund, LLC

AEI 2006 Venture Investments I, LLC

AEI 2006 Venture Investments II, LLC

ATB Capital, LLC

c/o Stephen H. Clark

ATB Group Ventures, LLC

c/o Stephen H. Clark

Glynn Partners LP

Glynn Ventures V

Glynn Ventures VI

AEI Eastern Investments III, LLC

AEI Eastern Investments IV, LLC

Koala Holdings, Limited Partnership

MOTO C, LLC

Brett Icahn

RYAN K. WUERCH

JUDSON S. BOWMAN

M7

M7 Networks Inc.

M7 INVESTORS:

Enterprise Partners V, L.P.

QUALCOMM Incorporated

Sienna Limited Partnership II, L.P.

Sienna Limited Partnership III, L.P.

David Buckley

Mark Munoz

William Erickson

Avtech Portfolio, LP

Robert Conrads

GC&H Investments LLC

East Peak Advisors LLC (creditor)

Investor Growth Capital

Investor Group L.P.

Anil Chintapalli

Premal Kazi

Christine Mossmer

Srinath Yedla

David Ross

Mark Eger

Mayumi Oka

Pittard Investments LLC

Jim Collas

Richard Le Faivre

Hans Davidsson

Silicon Valley BancShares

The Promar Group

Mobile Investors LLC

Ellen Hancock

John Major

Dr. David Nagel

Dr. Donald H. Norman

John Sculley

Maynard Webb

Cooley Godward LLP

John Shuck

Tom Schmidt

Shari Buckner

Thomas Carney

Miro Copic

David Curtis

James Debello

Monica Dodds

Eliot Feldstein

Jacqueline Friedenberg

Adam Harriss

Cherie Jacobson

Travis King

Hong Li

Kalle Marsal

Agatha Martindale

Barbie Miranda-Simpauco

Helen Riley

Liya Sharif

David Wu